UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	001-37977 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

License Agreement

On September 1, 2017, Avadel Specialty Pharmaceuticals, LLC (the "Avadel Licensee"), an indirect wholly owned subsidiary of Avadel Pharmaceuticals plc (the "Company"), entered into an Exclusive License and Assignment Agreement (the "License Agreement") with Serenity Pharmaceuticals, LLC ("Serenity").  The License Agreement is subject to review by the U. S. Government under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and will not become effective until the expiration of any applicable waiting period thereunder.
Under the terms of the License Agreement, Serenity granted to the Avadel Licensee an exclusive license, under certain rights of Serenity in and to certain intellectual property (the "IP Rights"), to develop and commercialize the drug desmopressin acetate (the "Drug") in the United States, Canada, and their respective territories and possessions (the "Territory") for the treatment of certain medical conditions characterized by abnormalities or disorders in voiding and other urinary functions of a subject to control urination (the "Field").  In addition, under the License Agreement, Serenity granted to the Avadel Licensee certain rights of Serenity in the New Drug Application for the Drug approved by the U.S. Food and Drug Administration (the "NDA"), and certain supply agreements relating to the Drug.
The License Agreement further provides that:
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The Avadel Licensee may sublicense the licensed rights in Canada immediately and in the U.S. beginning two years after the effective date of the license, subject to Serenity's prior written consent which may not be unreasonably withheld, conditioned, or delayed.

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The Avadel Licensee will use its commercially reasonable efforts to commercialize the rights licensed to it under the License Agreement.  The Avadel Licensee is responsible for the costs associated with all regulatory activities, including development activities undertaken to support obtaining or maintaining regulatory approvals. Within 120 days following the effective date of the License Agreement, the Avadel Licensee will provide Serenity with a plan with respect to the commercialization of the Drug in the Field in the Territory.

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Within 180 days following the effective date of the License Agreement, the Avadel Licensee will notify Serenity of its decision to undertake development of the Drug for the "Nocturia Indication" (i.e., adult night-time non-incontinent urination) in Canada and the "PNE Indication" (i.e., bed-wetting) in the United States and/or Canada.  Serenity will have the right to develop and commercialize the Drug for the Nocturia Indication in Canada and the PNE Indication in the Territory if the Avadel Licensee decides not to undertake such development.

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The Avadel Licensee will pay Serenity an up-front payment of $50 million upon the effective date of the License Agreement.  Pursuant to the exclusive right of negotiation agreement (the "Exclusivity Agreement"), dated as of August 11, 2017 and amended on September 1, 2017 as described below, the full amount of such up-front payment will be held in escrow pending such effective date.  The Avadel Licensee will also pay Serenity $20 million when the Drug first becomes available for commercial sale.

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Serenity is eligible to receive milestone payments as follows: up to $40 million (the "Cumulative Sales Milestone Payments") in the aggregate based on achievement of cumulative sales milestones of $50 million to $200 million and up to $180 million in the aggregate based on achievement of 12-month sales milestones of $300 million to $1.5 billion.  Upon a change in control, Serenity will be eligible to receive a payment in the low to mid-double digit millions, reduced by portions of any Cumulative Sales Milestone Payments previously paid.  In addition, Serenity is eligible to receive royalties in a tiered mid-double digit range, subject to adjustment in certain circumstances.

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The Avadel Licensee will indemnify Serenity for losses arising out of (a) gross negligence or willful misconduct by the Avadel Licensee in connection with its performance or obligations arising under the License Agreement, (b) any material breach of obligations, representations, warranties or covenants by the Avadel Licensee under the License Agreement, (c) development and commercialization activities in respect of the Drug undertaken by the Avadel Licensee, (d) failure by the Avadel Licensee to comply with applicable laws, and (e) any allegation that personal injury or death, or any damage to any property, was caused by a manufacturing defect in the Drug manufactured by the Avadel Licensee or its third-party suppliers.

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Serenity will indemnify the Avadel Licensee for losses arising out of (a) gross negligence or willful misconduct by Serenity in connection with its performance or obligations arising under the License Agreement, (b) any material breach of obligations, representations, warranties or covenants by Serenity under the License Agreement, (c) development and commercialization activities in respect of the Drug undertaken by Serenity, and (d) failure by Serenity to comply with applicable laws.

The License Agreement includes various other representations, warranties, covenants, indemnities and other provisions customary for similar transactions.

The foregoing summary of the License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the License Agreement.  The Company intends to submit a FOIA Confidential Treatment Request with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 for certain portions of the License Agreement.  The License Agreement, in redacted form subject to such confidential treatment request, will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2017.

Amendment to Exclusivity Agreement

On September 1, 2017, the Avadel Licensee and Serenity amended the Exclusivity Agreement.  The Exclusivity Agreement was described in Item 1.01 of the Company's Form 8-K filed August 17, 2017.  Under the amendment, the $5,000,000 previously deposited into escrow by the Avadel Licensee will continue to be held in escrow and the Avadel Licensee will deposit into escrow an additional $47,000,000.  Upon the expiration of the HSR Act waiting period, as certified to the escrow agent by T.R. Winston & Co., LLC (financial advisor to Serenity), and the resulting effectiveness of the License Agreement, $50,000,000 of the aggregate of $52,000,000 in escrow will be used to pay the up-front payment to Serenity due upon such effectiveness (as described above in this current report on Form 8-K) and $2,000,000 will be paid to Serenity as a reimbursement of its costs and expenses of the transaction.

The foregoing summary of the amendment to the Exclusivity Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the amendment to the Exclusivity Agreement.  The amendment to the Exclusivity Agreement will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2017.

Item 7.01  Regulation FD Disclosure.

On September 5, 2017, the Company issued a press release regarding the License Agreement with Serenity. That press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this current report on Form 8-K (including Exhibits 99.1) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall such information be incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report on Form 8-K may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "will," "may," "believe," "expect," "anticipate," "estimate," "project" and similar expressions, and the negatives thereof, identify forward-looking statements, each of which speaks only as of the date the statement is made. Although we believe that our forward-looking statements are based on reasonable assumptions within the bounds of our knowledge of our business and operations, our business is subject to significant risks and as a result there can be no assurance that actual results of our research, development and commercialization activities and our results of operations will not differ materially from the results contemplated in such forward-looking statements. These risks include the following: (i) our internal analyses may overstate the market opportunity in the United States and Canada for the drug desmopressin acetate (the "Drug"), which we have licensed from Serenity Pharmaceuticals, LLC, or we may not effectively exploit such market opportunity; (ii) significant safety or drug interaction problems could arise with respect to the Drug; (iii) we may not successfully increase awareness of nocturia and the potential benefits of the Drug; (iv) we may encounter problems with the manufacture or supply of the Drug; (v) patents and proprietary rights associated with the Drug may not provide adequate protection; (vi) our costs to complete the commercialization of the Drug could be more than planned and/or may not provide the intended positive financial results; (vii) the need for management to focus attention on the development and commercialization of the Drug could cause our ongoing business operations to suffer; and (viii) the other risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2016, in particular under the captions "Forward-Looking Statements" and "Risk Factors," including without limitation: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz®,Vazculep® and Akovaz® products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices we charge for those products; the possibility that we could fail to successfully complete the research and development for pipeline products we are evaluating for potential application to the FDA pursuant to our "unapproved-to-approved" strategy, or that competitors could complete the development of such products and apply for FDA approval of such products before us; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and market such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delivery platforms and other products; and our dependence on key personnel to execute our business plan. Except as may be required by law, we disclaim any obligation to publicly update any forward-looking statements to reflect events after the date of this current report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Avadel Pharmaceuticals plc dated as of September 5, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC
By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: September 5, 2017

Exhibit Index

99.1	Press release of Avadel Pharmaceuticals plc dated as of September 5, 2017